UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 12, 2021

Service Corporation International
(Exact name of registrant as specified in its charter)

Texas	1-6402-1	74-1488375
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway	Houston	Texas	77019
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code	(713)	522-5141

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	SCI	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 12, 2021, Service Corporation International held an annual meeting of shareholders and the shareholders voted on three proposals as set forth below.
Proposal 1:    Election of Directors
The shareholders cast their votes as follows and elected ten directors.

Nominee	Votes For	Votes Against/Withheld	Broker Non-Votes
Alan R. Buckwalter	126,558,911	17,527,930	10,036,110
Anthony L. Coelho	132,099,754	11,987,087	10,036,110
Jakki L. Haussler	143,711,759	375,082	10,036,110
Victor L. Lund	132,135,528	11,951,313	10,036,110
Clifton H. Morris, Jr.	135,232,772	8,854,069	10,036,110
Ellen Ochoa	141,798,849	2,287,992	10,036,110
Thomas L. Ryan	136,508,944	7,577,897	10,036,110
Sara Martinez Tucker	141,942,374	2,144,467	10,036,110
W. Blair Waltrip	132,497,678	11,589,163	10,036,110
Marcus A. Watts	130,297,328	13,789,513	10,036,110
Proposal 2:    Approval of the Selection of PricewaterhouseCoopers LLP as the Company's Registered Public Accounting Firm for Fiscal 2021
The shareholders approved the proposal by casting their votes as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,819,443	8,157,158	146,350	-0-
Proposal 3:    Advisory Vote to Approve Named Executive Officer Compensation
The shareholders approved the proposal by casting their votes as follows.

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,669,393	14,745,602	671,846	10,036,110
Item 7.01 Regulation FD Disclosure
On May 12, 2021, the Board of Directors declared a quarterly cash dividend of twenty-one cents per share of common stock.

On May 12, 2021, Service Corporation International issued a press release announcing an increase in its share repurchase program authorizing the investment of approximately an additional $414 million, thereby increasing the total amount authorized and available for future share repurchases to $500 million.
The attached Exhibit 99.1 is not filed, but is furnished to comply with Regulation FD. The information in Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(d) The following exhibits are included with this report

Exhibit No.	Description
99.1	Press Release, dated May 12, 2021, declaring a quarterly dividend and announcing share repurchase increase.
104	Interactive data file.
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
May 17, 2021                        Service Corporation International
                            By: /s/ ERIC D. TANZBERGER
Eric D. Tanzberger
Senior Vice President
Chief Financial Officer